CHASE
                                  INVESTMENT
                                  COUNSEL
                                  CORPORATION


                               CHASE GROWTH FUND

                               Semi-Annual Report

                          Period Ended March 31, 2000

                               CHASE GROWTH FUND


                                                [PHOTO OF DERWOOD S. CHASE, JR.]
May 15, 2000

Dear Fellow Shareholders:

     Let me start our semiannual review for the period ended March 31, 2000 by welcoming our new shareholders. At the end of April, 248 shareholders had $15.7 million invested in our Chase Growth Fund (NASDAQ: CHASX). We appreciate the trust each of you has placed in our management and we are working very hard to earn your continued confidence.

     For the 12 months ended March 31, 2000 our Fund enjoyed a (before and after tax) total return of 25.88% compared with 17.92% for the fully invested Standard & Poor's "500" Composite Stock Price Index (the S&P "500"). On average we were only 84.6% invested in equities during the year due to our concerns over the short term market outlook. By March 31, 15.4% was in cash equivalent reserves and 84.6% of our fund was invested in 41 stocks. Our heaviest industry concentrations were in Computer Hardware, Retail-Discounters & Specialty, Leisure Time, Telecommunications, and Financial Services. During the whole 12 months our ten best performing stocks were Nokia ADR +185%; Cisco Systems +182%; Intel +122%; EMC Corp. +97%; Lexmark International +89%; Home Depot +55%; Harley Davidson +38%; Wal-Mart +23%; Biogen +22% and Interpublic Group +21%. Several newer purchases bought during the last twelve months also performed well with Oracle +259%; Sun Microsystems +224%; Waters Corp. +83%, Amgen +80%, Circuit City Stores +57% and CDW Computer Centers +52%.

     Our investment process combines fundamental, quantitative, and technical research. We seek good quality companies that are leaders in their industries and enjoy above average, sustainable earnings growth with strong balance sheets. The Chase Growth Fund (CGF) portfolio includes a diversified group of companies that we believe represent relatively outstanding investment opportunities. As shown in the accompanying charts, we compare the characteristics of our fund's stocks to the S&P "500". Your CGF stocks have enjoyed more consistent and substantially higher five year average annual earnings per share growth rates of 26% vs. 12% for the S&P "500." They are significantly more profitable with a Return on Equity of 34% vs. 23%, and have stronger balance sheets with Debt to Total Capital of 21% vs. 33%. While they sell at a 67% premium to the S&P "500"'s price/earnings multiple based on year 2000 estimated reported earnings, their 5-year historical growth rates are 117% better. Though pricey, our stocks are selling at only 1.86 times their five year historical growth rates compared to 2.47 times for the S&P "500". Similarly they sell at 1.73 times their projected reinvestment rates compared to 1.96 times for the S&P "500".

CHASE GROWTH FUND STOCKS VS. S&P 500              March 31, 2000

                                             Chase Growth
                                              Fund Stocks           S&P 500
                                              -----------           -------
Last 5 Year Earnings Growth                       26%                 12%
Return on Equity                                  34%                 23%
Reinvestment Rule                                 28%                 15%
Debt/Total Capital                                21%                 33%
Weighted Avg. Cap. (Billion)                      143.4               156.1
Weighted Avg. Beta (Volatility)                   1.20                1.00
Price/Earnings Estimated 2000                     48.3                28.9

Source: Chase Investment Counsel. This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or companies held in the Fund's portfolio. S&P 500 Earnings are based on reported figures after write-offs.

                                                                               2
                               CHASE GROWTH FUND

     Recently our sound diversification, adherence to good quality growth stocks that meet our fundamental/technical process along with about 18% in cash equivalents has cushioned portfolio declines. For instance, between March 31st and May 12th your Chase Growth Fund was down -3.1% compared with declines of -5.0% by the S&P "500"; -9.2% by the Russell 1000(R) Growth Index; and -12.2% by the Lipper Large Cap Growth Index.

     Many stocks have been in a bear market for over a year. As of mid-April 2000, 62% of the common stocks on the NYSE were down 30% or more from their 1998-2000 highs while 88% were down 30% or more on the NASDAQ. There have already been numerous Bear Market characteristics: daily new highs topped out in October 1997, the advance-decline ratio topped in April 1998, the Transportation and NYSE Financial Averages topped in May 1999, Utilities in June, the Value Line (geometric) and the NYSE Composite in July and the Dow "30" topped out at 11,723 on January 14, 2000. Finally, both the NASDAQ Composite and the S&P "500" topped out in March at 5,048 and 1,527, respectively.

     Supply/Demand Dynamics for equities are still favorable. As of May 10th year-to-date U.S. equity mutual fund net inflows were $122 billion, well ahead of YTD 1999 and 1998. Equities retired through corporate repurchases and cash acquisitions ($97 billion YTD 5/10/00) were $6 billion and $60 billion ahead of YTD 1999 and 1998, respectively, almost as much as the record $102 billion level of YTD new equity offerings. In summary, the net YTD Supply/Demand Dynamics (Source: Leuthold/Weeden Research) is a positive $117 billion about the same as last years $119 billion and well ahead of YTD 1998 and 1997. Most of these net cash flows are going into domestic equity funds that stay quite fully invested.

     Valuation is generally excessive by historical norms. On March 31, 2000 the S&P "500" Price/Reported Earnings Ratio stood at 29.3 times earnings. The average ratio from 1970 to present is 15.6 times earnings. At the same time, the S&P Industrial Price/Cash Flow Ratio was over 22 times compared with the average ratio from 1970 to present of about 8.8x. On March 31, market value of the NYSE as a percentage of nominal GDP stood at 120%. While down from the 138.5% (6/30/99) record high, it's still extremely high. For perspective, the old record high was 87% in August of 1929. Margin debt, a sign of speculation, exploded over 50% in the last six months to a record 2.9% of GDP.

     Although profits are booming, the stock market is a discounting mechanism and ironically rapid earnings growth is usually associated with poor stock market returns. Year over year earnings gains of 20% or more (like now) have resulted in subsequent annual gains on the S&P "500" of only 1.2%. It would be normal for a correction to depress at least a few sectors by 15% to 25% or more, as it has been doing since April 1998 even if the overall market achieves a soft landing. As long term investors, we recognize that timing the market is very difficult. One 35 year study showed that if you were out of the market just 5% of the time and missed the best 22 months, your 35 year gain would have been only about 14% as much as the S&P "500" on a buy and hold basis, even less than just holding T-Bills.

     We believe taking advantage of weakness in good quality growth stocks is a sounder long term investment strategy than buying so called "value" stocks of slow or no growth, cyclical and commodity oriented companies, many of which are interest sensitive and face rough competition from worldwide excess capacity. Many of those companies have little pricing power and, except the ones which have proprietary or patent protected products, they are more vulnerable to the deflationary impact on profit margins as information technology spreads.

     We screen 6,000 stocks and are watching our indicators closely for meaningful evidence of sector rotation and a change in leadership, perhaps toward the cheaper mid-cap growth stocks which have underperformed much of the

                                                                               3
                               CHASE GROWTH FUND

time since 1983 or some of the out-of-favor growth stocks. The short term mentality of many current traders often results in good stocks being heavily oversold for just modest disappointments. In selecting growth stocks, we adhere to significant valuation parameters as we seek growth at a reasonable price.

     2000 is a Presidential election year. For perspective, the average of all such years involves an early year (May) low and then a rise which is much greater when the incumbent party wins. So far this year the market has been following the pattern of years when the incumbent party loses, but much more volatile. Decennial Cycle studies reveal that the DJIA began a decline during all the ninth or tenth years of the last 11 decades and that those declines were followed by rises that all began between the fourth and twelfth months of every tenth (or 0) year. As pointed out in a study by Growth Fund Research, Inc. the average starting date of all those DJIA declines was January 14th, which happens to be the exact date of this year's Dow peak of 11,723. The average of those eleven declines was -28.1% (down to 8,429 if that % happened this time) and lasted on average until September 3rd of the tenth years. Then the ensuing rises averaged 36% and lasted on average for 13.9 months.

                             FUNDAMENTALS AND RATIOS               As of 3/31/00

 P/E TO FIVE-YEAR HISTORICAL GROWTH        P/E TO PROJECTED REINVESTMENT RATE
 ----------------------------------        ----------------------------------

Chase Growth   Russell 1000                Chase Growth   Russell 1000
    Fund          Growth      S&P 500         Fund          Growth       S&P 500
    ----          ------      -------         ----          ------       -------
    1.86           1.88         2.47          1.73           1.90          1.96

     We suspect that over the longer term the new economy paradigm, with the global spread of information technology and the importance of intellectual property, will prevail and higher than historical multiples will be justified, but we don't think that paradigm has repealed the excesses of human nature. For the near term, we believe this is a period for caution, substantial emphasis on capital preservation, and very careful stock selection.

     We manage $1 billion for 84 clients in twenty states. The Chase Growth Fund is managed by the same senior portfolio managers, David Scott and myself, that manage our large separate accounts. As a smaller fund it has much more flexibility in buying and selling large and mid-cap stocks without a significant market impact. Moreover, as a newer fund the portfolio does not have as large accumulated capital gain tax liabilities on gains that new shareholders did not enjoy. We are tax sensitive and we expect most established capital gains will be net long term. There were no net taxable capital gains or taxable income for 1999.

     As the largest CGF shareholder I assure you that we will be working very hard to find, analyze and invest in relatively attractive stocks. The officers and employees of Chase Investment Counsel Corp., most of whom are fellow shareholders, appreciate your confidence and we look forward to a long investment relationship together.

                                                                               4
                               CHASE GROWTH FUND

                                 TOP 10 HOLDINGS

                 1. EMC Corp.                  6.  Nokia, ADR
                 2. Microsoft                  7.  Oracle
                 3. General Electric           8.  Lexmark International
                 4. Home Depot                 9.  Colgate-Palmolive
                 5. Cisco Systems              10.  Wal-Mart Stores, Inc.


/s/ Derwood S. Chase, Jr.

Derwood S. Chase, Jr., President
Chase Investment Counsel Corporation

Performance Figures of the fund and indexes referenced represent past performance and are not indicative of future performance of the fund or the indexes. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Indexes do not incur expenses and are not available for investment.

Updated quarterly performance info may be obtained by visiting the Fund's web site at www.chaseinv.com/cgf.html

                                                                               5
                               CHASE GROWTH FUND

PORTFOLIO OF INVESTMENTS AT MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
   Shares   COMMON STOCKS: 84.57%                                   Market Value
--------------------------------------------------------------------------------

            ADVERTISING: 2.65%
    8,800   The Interpublic Group of Companies, Inc...............  $   415,800
                                                                    -----------
            APPLIANCES: 1.37%
    6,500   Maytag Corporation....................................      215,313
                                                                    -----------
            BIOTECHNOLOGY: 3.80%
    3,900   Amgen Inc.*...........................................      239,363
    5,100   Biogen Inc.*..........................................      356,363
                                                                    -----------
                                                                        595,726
                                                                    -----------
            BUILDING: 3.73%
    9,056   The Home Depot, Inc...................................      584,112
                                                                    -----------
            BUSINESS SERVICES: 0.94%
    3,700   Expeditors International of Washington, Inc...........      147,075
                                                                    -----------
            CHEMICALS - SPECIALTY: 1.40%
    3,600   Avery Dennison Corporation............................      219,825
                                                                    -----------
            COMPUTER - SEMICONDUCTORS: 2.02%
    2,400   Intel Corporation.....................................      316,650
                                                                    -----------
            COMPUTER HARDWARE: 4.15%
    5,200   EMC Corporation*......................................      650,000
                                                                    -----------
            COMPUTER NETWORKING: 3.65%
    7,400   Cisco Systems, Inc.*..................................      572,113
                                                                    -----------
            COMPUTER PERIPHERAL: 3.24%
    4,800   Lexmark International Group, Inc.*....................      507,600
                                                                    -----------
            COMPUTER SOFTWARE AND SERVICES: 11.32%
    2,100   Adobe Systems Incorporated............................      233,756
    6,150   Microsoft Corporation*................................      653,437
    6,800   Oracle Corporation*...................................      530,825
    3,800   Sun Microsystems, Inc.*...............................      356,071
                                                                    -----------
                                                                      1,774,089
                                                                    -----------

                                                                               6
                               CHASE GROWTH FUND

PORTFOLIO OF INVESTMENTS AT MARCH 31, 2000 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
   Shares                                                           Market Value
--------------------------------------------------------------------------------

            CONGLOMERATES: 2.10%
    6,600   Tyco International Ltd................................  $   329,175
                                                                    -----------
            DRUGS: 2.72%
    4,000   Bristol-Myers Squibb Company..........................      231,000
    2,000   Warner-Lambert Company*...............................      195,000
                                                                    -----------
                                                                        426,000
                                                                    -----------
            ELECTRICAL EQUIPMENT: 3.76%
    3,800   General Electric Company..............................      589,713
                                                                    -----------
            ELECTRONICS: 0.76%
    2,100   CTS Corporation.......................................      119,700
                                                                    -----------
            FINANCE / BANKS: 1.50%
    2,700   The Chase Manhattan Bank..............................      235,406
                                                                    -----------
            FINANCIAL SERVICES: 4.06%
    2,400   American Express Company..............................      357,450
    4,700   Citigroup Inc.........................................      278,768
                                                                    -----------
                                                                        636,218
                                                                    -----------
            FOOD: 1.07%
    4,700   Sysco Corporation.....................................      167,731
                                                                    -----------
            HOUSEHOLD PRODUCTS: 2.99%
    8,300   Colgate-Palmolive Company.............................      467,913
                                                                    -----------
            INSURANCE - LIFE / HEALTH: 0.55%
    2,730   Protective Life Corporation...........................       86,678
                                                                    -----------
            INSURANCE - PROPERTY /CASUALTY: 1.82%
    2,600   American International Group, Inc.....................      284,700
                                                                    -----------
            LEISURE TIME: 4.85%
   13,700   Carnival Corporation, Class A.........................      339,931
    5,300   Harley-Davidson, Inc..................................      420,687
                                                                    -----------
                                                                        760,618
                                                                    -----------

                                                                               7
                               CHASE GROWTH FUND

PORTFOLIO OF INVESTMENTS AT MARCH 31, 2000 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
   Shares                                                           Market Value
--------------------------------------------------------------------------------

            MEDICAL SUPPLIES: 1.21%
    3,800   Allergan, Inc.........................................  $   190,000
                                                                    -----------
            PAPER / FOREST PRODUCTS: 1.82%
    5,100   Kimberly-Clark Corporation............................      285,600
                                                                    -----------
            RETAIL - DISCOUNT: 4.57%
    7,000   BJ's Wholesale Club, Inc.*............................      270,375
    8,000   Wal-Mart Stores, Inc..................................      444,000
                                                                    -----------
                                                                        714,375
                                                                    -----------
            RETAIL - SPECIALTY: 4.83%
    3,200   CDW Computer Centers, Inc.*...........................      270,200
    5,100   Circuit City Stores, Inc..............................      310,463
    3,500   Tandy Corporation.....................................      177,624
                                                                    -----------
                                                                        758,287
                                                                    -----------
            TECHNOLOGY / MISCELLANEOUS: 1.02%
    1,700   Waters Corporation....................................      161,925
                                                                    -----------

            TELECOM EQUIPMENT: 3.47%
    2,500   Nokia Corporation, ADR, Class A.......................      543,125
                                                                    -----------

            TELECOM SERVICES: 3.20%
    2,900   Bell Atlantic Corporation.............................      177,263
    3,800   BellSouth Corporation.................................      178,600
    3,421   SBC Communications Inc................................      143,682
                                                                    -----------
                                                                        499,545
                                                                    -----------

            Total Common Stocks (Cost $9,236,563): 84.57%.........   13,255,012
                                                                    -----------

Principal Amount     SHORT-TERM INVESTMENTS: 16.96%
--------------------------------------------------------------------------------
$2,659,483  Firstar Stellar Treasury Fund (Cost $2,659,483).......    2,659,483
                                                                     -----------

See Notes to Financial Statements.

                                                                               8
                               CHASE GROWTH FUND

PORTFOLIO OF INVESTMENTS AT MARCH 31, 2000 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
                                                                    Market Value
--------------------------------------------------------------------------------

            Total Investments in Securities
              (Cost $11,896,046): 101.53%.........................  $15,914,495
            Other Assets in Excess of Liabilities: (1.53%)........     (240,077)
                                                                    -----------
            Net Assets: 100.00%...................................  $15,674,418
                                                                    ===========

* Non-income producing security.

+ Gross unrealized appreciation and depreciation of securities is as follows:

            Gross unrealized appreciation.........................  $ 4,299,084
            Gross unrealized depreciation.........................     (280,635)
                                                                    -----------
              Net unrealized appreciation.........................  $ 4,018,449
                                                                    ===========

                                                                               9
                               CHASE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES AT MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value
    (identified cost $11,896,046) ..............................   $ 15,914,495
  Receivables
    Dividends and interest .....................................         15,338
  Prepaid expenses .............................................          5,158
                                                                   ------------
    Total assets ...............................................     15,934,991
                                                                   ------------
LIABILITIES
  Payables
    Due to advisor .............................................          9,949
    Administration fees ........................................          2,516
    Securities purchased .......................................        242,858
  Accrued expenses .............................................          5,250
                                                                   ------------
    Total liabilities ..........................................        260,573
                                                                   ------------

NET ASSETS .....................................................   $ 15,674,418
                                                                   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    ($15,674,418 / 897,517 shares outstanding; unlimited
     number of shares authorized, par value $0.01)..............   $      17.46
                                                                   ============
COMPONENTS OF NET ASSETS
  Paid-in capital ..............................................   $ 11,544,271
  Net investment loss ..........................................        (11,508)
  Accumulated net realized gain on investments .................        123,206
  Net unrealized appreciation on investments ...................      4,018,449
                                                                   ------------
    Net assets .................................................   $ 15,674,418
                                                                   ============

See Notes to Financial Statements.

                                                                              10
                                CHASE GROWTH FUND

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income
     Dividends ...............................................      $    23,272
     Interest ................................................           53,015
                                                                    -----------
         Total income ........................................           76,287
                                                                    -----------
   Expenses
     Advisory fees (Note 3) ..................................           60,341
     Administration fees (Note 3) ............................           17,506
     Professional fees .......................................           12,792
     Fund accounting fees ....................................            7,379
     Transfer agent fees .....................................            4,857
     Other ...................................................            3,296
     Custody fees ............................................            2,758
     Registration fees .......................................            2,507
     Reports to shareholders .................................            1,504
     Trustee fees ............................................            1,362
                                                                    -----------
         Total expenses ......................................          114,302
         Less: advisory fee waiver and absorption (Note 3)....          (26,507)
                                                                    -----------
         Net expenses ........................................           87,795
                                                                    -----------
             NET INVESTMENT LOSS .............................          (11,508)
                                                                    -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   Net realized gain from security transactions ..............          453,063
   Net change in unrealized appreciation on investments ......        2,488,989
                                                                    -----------
     Net realized and unrealized gain on investments .........        2,942,052
                                                                    -----------
             NET INCREASE IN NET ASSETS RESULTING FROM
              OPERATIONS......................................      $ 2,930,544
                                                                    ===========

See Notes to Financial Statements.

                                                                              11
                                CHASE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                Six Months Ended        Year Ended
                                                                 March 31, 2000#    September 30, 1999
                                                                 ---------------    ------------------

INCREASE IN NET ASSETS FROM
OPERATIONS
 Net investment loss .........................................    $    (11,508)         $   (39,492)
 Net realized gain / (loss) on security transactions .........         453,063              (93,150)
 Net change in unrealized appreciation on investments ........       2,488,989            1,276,797
                                                                  ------------          -----------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......       2,930,544            1,144,155
                                                                  ------------          -----------

CAPITAL SHARE TRANSACTIONS
 Net increase in net assets derived from net change
   in outstanding shares (a) .................................       3,604,280            3,985,457
                                                                  ------------          -----------
    TOTAL INCREASE IN NET ASSETS .............................       6,534,824            5,129,612
                                                                  ------------          -----------

NET ASSETS
Beginning of period ..........................................       9,139,594            4,009,982
                                                                  ------------          -----------
END OF PERIOD ................................................    $ 15,674,418          $ 9,139,594
                                                                  ============          ===========
(a)  A summary of capital shares transactions is as follows:

                                                Six Months                      Year
                                                  Ended                        Ended
                                             March 31, 2000#              September 30, 1999
                                       --------------------------     --------------------------
                                       Shares     Paid in Capital     Shares     Paid in Capital
                                       ------     ---------------     ------     ---------------

Shares sold ........................   236,253      $ 3,728,643       347,038      $ 4,725,105
Shares issued on reinvestments
 of distributions ..................         0                0             0                0
Shares redeemed ....................    (7,739)        (124,363)      (53,379)        (739,648)
                                      --------      -----------      --------      -----------
Net increase .......................   228,514      $ 3,604,280       293,659      $ 3,985,457
                                      ========      ===========      ========      ===========

# Unaudited.

See Notes to Financial Statements.

                                                                              12
                                CHASE GROWTH FUND

FINANCIAL HIGHLIGHTS

PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                               Six Months             Year            December 2, 1997*
                                                 Ended                Ended                through
                                            March 31, 2000#     September 30, 1999    September 30, 1998
                                            ---------------     ------------------    ------------------
Net asset value, beginning of period ......    $ 13.66              $10.68                  $10.00
                                               -------              ------                  ------
Income from investment operations:
  Net investment loss .....................      (0.01)              (0.05)                  (0.01)
  Net realized and unrealized (loss)
    gain on investments ...................       3.81                3.03                    0.70
                                               -------              ------                  ------
Total from investment operations ..........       3.80                2.98                    0.69
                                               -------              ------                  ------
Less distributions:
  From net investment income ..............       0.00                0.00                   (0.01)
                                               -------              ------                  ------
Total distributions .......................       0.00                0.00                   (0.01)
                                               -------              ------                  ------

Net asset value, end of period ............    $ 17.46              $13.66                  $10.68
                                               =======              ======                  ======

TOTAL RETURN ..............................      27.82%++            27.90%                   6.91%++

Ratios/supplemental data:
Net assets, end of period (thousands) .....    $15,674              $9,140                  $4,010

Ratio of expenses to average net assets:
  Before expense reimbursement ............       1.90%+              2.37%                   3.98%+
  After expense reimbursement .............       1.46%+              1.48%                   1.47%+

Ratio of net investment loss to average net
 assets after expense reimbursement .......      (0.19%)+            (0.59%)                 (0.17%)+

Portfolio turnover rate ...................      31.35%              61.83%                  54.49%

*  Commencement of operations.
+  Annualized.
++ Not Annualized
#  Unaudited.

See Notes to Financial Statements.

                                                                              13
                                CHASE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Chase Growth Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is growth of capital, and intends to achieve its objective by investing in equity securities with above average growth rates as defined in the prospectus. The Fund began operations on December 2, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions which exceed net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net realized gains and are primarily due to differing treatments for wash sales and realized losses subsequent to October 31 on sale of securities. Realized gains and losses on securities sold are determined on the basis of identified cost. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     D. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

                                                                              14
                                CHASE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the six months ended March 31, 2000, Chase Investment Counsel Corp. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the six months ended March 31, 2000, the Fund incurred $60,341 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.48% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the six months ended March 31, 2000, the Advisor reduced its fees and absorbed Fund expenses in the amount of $26,507; no amounts were reimbursed to the Advisor.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                             Fee rate
----------------                             --------
Less than $15 million                        $30,000
$15 million to less than $50 million         0.20% of average daily net assets
$50 million to less than $100 million        0.15% of average  daily net assets
$100 million to less than $150 million       0.10% of average  daily net assets
More than $150 million                       0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the six months ended March 31, 2000, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $5,987,566 and $3,078,416, respectively.

                                     ADVISOR

                         Chase Investment Counsel Corp.
                          300 Preston Avenue, Suite 403
                      Charlottesville, Virginia 22902-5091


                                   ----------

                                   DISTRIBUTOR

                          First Fund Distributors, Inc.
                       4455 E. Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018

                                   ----------

                                    CUSTODIAN

                     Firstar Institutional Custody Services
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                   ----------

                                 TRANSFER AGENT

                          American Data Services, Inc.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132

                                   ----------

                                  LEGAL COUNSEL

                     Paul, Hastings, Janofsky & Walker, LLP
                              345 California Street
                         San Francisco, California 94104



This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.